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                                                                    Exhibit 24.1
                                                                    ------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which Company is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of Common Stock of 50c par value of the Company, including the associated rights to purchase shares of Series A Preferred Stock, without par value, of the Company, and, potentially, shares of JCPenney Preferred Stock for issuance pursuant to the J. C. Penney Company, Inc. 2000 New Associate Equity Plan, hereby constitutes and appoints W. J. Alcorn, C. R. Lotter and D. A. McKay, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her in his or her name, place, and stead, in any and all capacities, to sign said Registration Statement, which is about to be filed, and any and all subsequent amendments to said Registration Statement (including, without limitation, any and all post-effective amendments thereto) and to file said Registration Statement and any and all subsequent amendments to said Registration Statement (including, without limitation, any and all post-effective amendments thereto) so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Securities and Exchange Commission in connection with any matter relating to said Registration Statement and any and all subsequent amendments to said Registration Statement (including, without limitation, any and all post-effective amendments thereto), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 12th day of July, 2000.


/s/ J. E. Oesterreicher
---------------------------
J. E. Oesterreicher
Chairman of the Board and
Chief Executive Officer
(principal executive officer);
Director

/s/ D. A. McKay                           /s/ W. J. Alcorn
---------------------------               --------------------------------
D. A. McKay                               W. J. Alcorn
Executive Vice President and              Vice President and Controller
Chief Financial Officer;                  (principal accounting officer)
(principal financial officer)
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/s/ M. A. Burns                       Director              July 12, 2000
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M. A. Burns


/s/ T. J. Engibous                    Director              July 12, 2000
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T. J. Engibous


/s/ K. B. Foster                      Director              July 12, 2000
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K. B. Foster


/s/ V. E. Jordan, Jr.                 Director              July 12, 2000
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V. E. Jordan, Jr.


/s/ J. C. Pfeiffer                    Director              July 12, 2000
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J. C. Pfeiffer


/s/ A. W. Richards                    Director              July 12, 2000
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A. W. Richards


/s/ Francisco Sanchez-Loaeza          Director              July 12, 2000
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Francisco Sanchez-Loaeza


/s/ C. S. Sanford, Jr.                Director              July 12, 2000
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C. S. Sanford, Jr.


/s/ R. G. Turner                      Director              July 12, 2000
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R. G. Turner